                                                                    EXHIBIT 99.5


                       -----------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                       -----------------------------------


-----------------------------------------------------------         ----------------------------------------------------------------
In re:                                                              DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                                   Report Number:         10          Page 1 of 2
                                                                                                    ----------------
Chapter 11                                                                   For the Period FROM:      8/1/2002
                                                                                                    ----------------
Case No. LA 01-44828-SB (Administratively Consolidated with                                   TO:      8/31/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                             ----------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
-----------------------------------------------------------         ----------------------------------------------------------------


   1 Profit and Loss Statement (Accrual Basis Only)
     A. Related to Business Operations
        Gross Sales                                                                   $          -
                                                                                    ---------------
        Costs Related to Revenues (Film Cost Amortization)
                                                                                    ---------------
                 Gross Profit                                                                                      -
                                                                                                     ----------------
        Less:  Operating Expenses
        Officer Compensation                                                 18,375
                                                                     ---------------
        Salaries and Wages - Other Employees                                 23,722
                                                                     ---------------
           Total Salaries and Wages                                                         42,097
                                                                                    ---------------
           Employee Benefits and Pensions                                                    4,733
                                                                                    ---------------
        Employer Payroll Taxes/Fees                                             994
                                                                     ---------------
        Other Taxes                                                               -
                                                                     ---------------
           Total Taxes                                                                         994
                                                                                    ---------------
        Rent and Lease Expense (including parking)
                                                                     ---------------
        Distribution/Delivery Expenses                                          100
                                                                     ---------------
        Interest Expense                                                          -
                                                                     ---------------
        Insurance
                                                                     ---------------
        Automobile Expense/Mileage
                                                                     ---------------
        Utilities (incl. Phone, phone equipment, internet)                      500
                                                                     ---------------
        Depreciation and Amortization
                                                                     ---------------
        Business Equipment Leases                                               260
                                                                     ---------------
        Business Expense reimbursement
                                                                     ---------------
        Storage Expense                                                       7,128
                                                                     ---------------
        Supplies, Office Expenses, Photocopies, etc.
                                                                     ---------------
        Bad Debts
                                                                     ---------------
        Miscellaneous Operating Expenses
                                                                     ---------------
           Total Operating Expenses                                                         55,812
                                                                                    ---------------
                 Net Gain/Loss from Business Operations                                                      (55,812)
                                                                                                     ----------------
     B. Not related to Business Operations
        Income
           Interest Income
                                                                                    ---------------
           Other Non-Operating Revenues                                                          -
                                                                                    ---------------
           Gross Proceeds on Sale of Assets                                       -
                                                                     ---------------
           Less:  Original Cost of Assets plus expenses of sale                   -
                                                                     ---------------
                 Net Gain/Loss on Sale of Assets                                                 -
                                                                                    ---------------
           Total Non-Operating Income                                                                              -
                                                                                                     ----------------
        Expenses Not Related to Business Operations
           Legal and Professional Service Fees
                                                                                    ---------------
           Other Non-Operating Expenses (Board/Trustee fees)
                                                                                    ---------------
           Total Non-Operating Expenses                                                                            -
                                                                                                     ----------------
     NET INCOME/(LOSS) FOR PERIOD                                                                           $(55,812)
                                                                                                     ================

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION OPERATING REPORT NO: 9                          Page 2 of 2
--------------------------------------------------------------------------------

   2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                                     ------------------------------
                                                                        Accounts       Accounts
                                                                         Payable      Receivable
                                                                     ------------------------------
                           Current     Under 30 days                                             -
                                                                     ------------------------------
                               Overdue    31-60 days                              -              -
                                                                     ------------------------------
                               Overdue    61-90 days                              -
                                                                     ------------------------------
                              Overdue    91-120 days                              -
                                                                     ------------------------------
                            Overdue    Over 121 days                              -
                                                                     ------------------------------
                                   Due in the Future                              -      1,445,667
                                                                     ------------------------------
                                               TOTAL                              -      1,445,667
                                                                     ------------------------------

   3 Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

   4 Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.


                                                     -------------   ------------------------------  ----------------
   5 Insurance Coverage                                Carrier/        Amount of        Policy        Premium Paid
                                                      Agent Name        Coverage    Expiration Date   Through Date
                                                     -------------   ------------------------------  ----------------
     Worker's Compensation (RENEWED 1/11/02)           St. Paul         1,000,000     1/14/2003          1/14/2003
     Commercial Property (RENEWED)                     St. Paul         2,000,000     2/14/2003          2/14/2003
     Errors & Omissions - Library (RENEWED)            St. Paul         3,000,000      3/3/2003           3/3/2003
     Directors and Officers                          Nat'l Union       10,000,000     8/21/2002          8/21/2002
     Employment Practices Liability                  Nat'l Union        5,000,000    10/31/2002         10/31/2002



   6 Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

        [ ]  Yes            Explain:

        [x]  No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

        [ ]  Yes            Explain:

        [x]  No

   7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     Total unpaid post-petition Professional Fees during the reporting period: $647,799.03

   8 Narrative Report of Significant Events and Events out of the Ordinary
     Course of Business:

     None.

   9 Quarterly Fees:

     Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                       /s/ ALICE P. NEUHAUSER
                                       -----------------------------------------
                                       Debtor in Possession